EX-99.906 CERT

  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Joel L. Weiss, President and Chief Executive Officer of FundVantage Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 30, 2008       /s/ Joel L. Weiss
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                            Joel L. Weiss, President and Chief Executive Officer (principal executive officer)


I, James Shaw, Treasurer and Chief Financial Officer of FundVantage Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 30, 2008       /s/ James Shaw
       ------------------  -----------------------------------------------------
                            James Shaw, Treasurer and Chief Financial Officer (principal financial officer)